Goldman Sachs Consumer/Retail Leveraged Finance Conference February 12, 2009 Visant Corporation Exhibit 99.1

Forward-Looking Statements
This presentation may contain “forward-looking statements.” Forward-looking statements are based on Visant’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”,
“intend”, “outlook”, “continue”, “believe”, or the negative thereof or other similar expressions that are intended to identify forward-looking statements and information. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company or industry results, to differ materially from historical results, any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on estimates and assumptions by our management that, although we believe are reasonable, are inherently uncertain and subject to a number of risks and uncertainties and you should not place undue reliance on them. Such risks and uncertainties include, but are not limited to, those described in Visant’s filings with the Securities and Exchange Commission. These factors could cause actual results to differ materially from historical results or those anticipated or predicted by the forward-looking statements. Forward-looking statements speak only as of the date they are made and Visant undertakes no obligation to update publicly or revise any of them in light of new information, future events or otherwise, except as required by law.
The financial information contained herein is preliminary and unaudited and therefore subject to change. It has been prepared by management in good faith and based on current company data.
The material contained in this presentation may contain projected financial data. Such projections reflect various assumptions concerning anticipated results which may not prove to be correct. No representation or warranty is made as to the accuracy of such statements, estimates or projections or that such projections will be realized. Neither Visant
Corporation nor any of its representatives has any obligation to update any such information.
The following information contains financial measures other than in accordance with generally accepted accounting principles and should not be considered in isolation from or as a substitute for the company’s historical consolidated financial statements. The company presents this information because management uses it to monitor and evaluate the company’s ongoing operating results and trends, and the covenants in its debt agreements are tied to these measures.
The company believes this information provides investors with an understanding of the company’s operating performance over comparative periods.

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Company Overview
Memory Book/
Scholastic
Marketing and
Publishing Services
$865* million $533* million
2008 Pro Forma* Net Sales $1.4 billion
* Preliminary and unaudited; includes pro forma full year impact for the Phoenix Color acquisition.

VISANT

To experience the silkiest feeling skin. OPEN HERE.
Neutrogena

Math
HARCOURT
Math

ABCD
3B

Milestones
Established October, 2004 in a transaction valued at $2.3 Billion
Sold Jostens Photo – June, 2006
Acquired Dixon – June, 2006
Acquired Vertis Fragrance – September, 2006
Acquired Neff – March, 2007
Sold Von Hoffmann – May, 2007
Acquired VSI – June, 2007
Acquired Publishing Enterprises – September, 2007
Acquired Phoenix Color – April, 2008
Businesses sold $456 million (9.5x multiple)
Businesses acquired $340 million (6.0x approx. post-integration multiple)

($ in millions)
TTM Pro forma
June 2004 ** 2008***
Net sales 1,452 $    1,398 $
Adjusted EBITDA* 278 $       348 $
Adjusted EBITDA margin % 19.1% 24.9%
Visant’s Evolution
June 2004 – December 2008
Pro forma Net Debt (Holdings)/Adjusted EBITDA ratio 6.1x 4.1x
Pro forma Net Debt (Holdings)/Adjusted EBITDA ratio excluding dividend notes 3.1x
(a)
*As defined in Visant’s earnings release.
**Includes Von Hoffmann and Jostens Photo which were later sold.
***Preliminary/unaudited; includes pro forma full-year impact for the Phoenix Color acquisition.
(a) In April 2006, Visant Holding Corp. issued $350 million 8¾% senior notes and issued a $340.7 million dividend to shareholders.

Key Credit Strengths Remain Unchanged
Business combination is unique
Attractive end markets
Top market position in majority of business lines
High-value-added products
Significant free cash flow available to de-lever and invest in business
High margins
Low capital expenditures
Low working capital
Sustainable growth and margin expansion
New market and product opportunities
Further leverage product offerings, operations and scale

Financial Trends – Continuing Operations
Net Sales (billions)
$1.05
$1.11
$1.19
$1.27
$1.37
$1.0
$1.3
$1.5
2004 2005 2006 2007 Prelim
2008*
Adjusted EBITDA (millions)**
$267
$313
$340
$291
$224
$200
$250
$300
$350
2004 2005 2006 2007 Prelim
2008*
Notes:
*All 2008 amounts are based on preliminary, unaudited results.
**Adjusted EBITDA, as defined in Visant’s earning releases.

FYE 2008 Portfolio Breakdown (pro forma)
$533
$393
$472
Pro forma
Net Sales
$1.4B
Pro forma
Adjusted
EBITDA
$348M
$126
$144
$78
Notes:
1. Total revenues exclude intercompany eliminations ($1.5M).
2. Adjusted EBITDA, as defined in Visant’s earning releases.
3. Includes pro forma full year impact of Phoenix Color acquisition.
4. All amounts are based on preliminary, unaudited results.
Scholastic
Marketing & Publishing
Services
Memory Book
Scholastic
Marketing & Publishing
Services
Memory Book

$266
$206
$393
FYE 2008 Portfolio Breakdown
Net Sales
$865M
(Preliminary & Unaudited)
Adjusted EBITDA
$222M
(Preliminary & Unaudited)
$144
$78
Notes:
1. Adjusted EBITDA, as defined in Visant’s earning releases.
2. All 2008 amounts are based on preliminary, unaudited results.
Memory Book
Jewelry
Grad Products
Memory Book
Scholastic
Memory Book/Scholastic
(Jostens and Neff)

FYE 2008 Portfolio Breakdown
$175
$192
$134
2008 Net Sales
$501M
(Preliminary & Unaudited)
Notes:
1. Total revenues exclude intercompany eliminations ($0.2M).
2. All 2008 amounts are based on preliminary, unaudited results.
3. Marketing and Publishing segment preliminary and unaudited 2008 Adjusted EBITDA is $118 million.
Publishing
Services
Direct Mail
Sampling
Marketing and Publishing Services

Memory Book and Scholastic
Market leader in the United States for:
School yearbooks
Class rings
Graduation products – Regalia, diplomas, announcements
Acquisition of Neff added chenille, varsity jackets and awards
Customers are primarily high schools and colleges
Over 90% renewal of school accounts

Marketing and Publishing Services
Arcade is the market leader for sampling for fragrances,
beauty and skin care products through magazines,
catalogs, direct mail and on-line
Lehigh Phoenix is the market leader in producing highly
decorated book covers, and other components for the education and adult/juvenile trade markets
Lehigh Direct is a market leader in in-line production
of complex, highly personalized direct mail programs
Visant Marketing Services is a multi-channel marketing
business launched in 2008

Historical Financial Performance
($ in millions)
2008* 2007 2006 2005
Revenue 1,365.6 $ 1,270.2 $ 1,186.6 $ 1,110.7 $
  % growth 7.5% 7.0% 6.8% 5.6%
Gross Profit 689.8        647.1        599.0        548.5
  % Margin 50.5% 50.9% 50.5% 49.4%
Adjusted EBITDA 339.9        313.0        291.4        266.7
  % Margin 24.9% 24.6% 24.6% 24.0%
Capital Expenditures 52.0          56.4          51.9          28.7
  % of Sales 3.8% 4.4% 4.4% 2.6%
* Preliminary & Unaudited results.
Fiscal Year

Debt Summary – Year Ended 2008
($ in millions)
October 2004 Variance December 2008 ***
Summary of Debt Facilities
     Term Loan A 150.0               (150.0)         -
     Term Loan C 870.0               (553.5)         316.5
     7 5/8% Senior Subordinated Notes Due 2012 (Visant) 500.0               -                500.0
     10 1/4% Senior Discount Notes due 2013 (Holdings) 163.1               84.1            247.2
     US/CDN Revolver -                     * 137.0          137.0
     Less:  Cash -                     * (118.3)         (118.3)
                                                          Subtotal 1,683.1 $         (600.7) $       1,082.4 $
     8 3/4% Senior Notes (Holdings)** -                     350.0          350.0
Total Funded Net Debt 1,683.1 $         (250.7) $       1,432.4 $
   * October 2004 seasonal revolver and cash are excluded.
  ** $340M dividend paid to shareholders in April 2006.
***Preliminary and unaudited.
Significant de-leveraging since Visant’s inception in 2004

Free Cash Flow – 2005 to 2008
($ in millions)
2008* 2007 2006 2005
Adjusted EBITDA 339.9 $      313.0 $      291.4 $      266.7 $
Less:
Cash Interest (93.9) $       (107.8) $     (116.4) $     (94.6) $
Cash Restructuring & shutdown costs (12.4)          (1.2)            (2.2)            (8.4)
Cash Taxes (24.0)          (44.3)          (42.6)          (9.5)
Changes in Working Capital, other (1.4)            7.0             9.7             (32.9)
Sponsor Mgmt fee (3.9)            (2.8)            (3.1)            (3.0)
2008 one-time non-recurring items (8.4)            -             -             -
Capital Expenditures (52.0)          (56.4)          (51.9)          (28.7)
Free Cash Flow - Continuing Operations 143.9 $      107.5 $      84.9 $        89.6 $
* 2008 amounts are based on preliminary & unaudited results.

Major Cost Reductions - 2008
Consolidated ring production 1Q
Consolidated book component production 3Q
Consolidated overhead transparency production 3Q
Consolidated ScentStrip® production 4Q
Company-wide staff reductions 3Q – 4Q
Over $30 million expected annual cost savings
Over $20 million expected incremental 2009 vs. 2008

HOLT
MIDDLE SCHOOL
Math
Course 1
HOLT
BIOLOGY

SHEER BRILLIANCE

2009 Outlook
Memory Books
Good visibility, solid outlook
Represented 41% of estimated 2008 Visant EBITDA
Over 85% produced/shipped in the first half of the
calendar year
Scholastic
Significantly lower precious metal cost versus 2008
Stable 2H 2008 vs. 2007
Marketing and Publishing Services
Soft elementary – high school book market continuing
Lower spending expected for fragrance and beauty sampling
Price pressures continuing in Direct Mail

18 APPENDIX

Reconciliation to Adjusted EBITDA
Estimated and
Unaudited
2008 Fiscal Year
Results ($000's)
Estimated and unaudited earnings before interest
and taxes - GAAP $210,805
Depreciation and amortization 103,018
Estimated and unaudited earnings before interest, taxes
depreciation and amortization (EBITDA) $313,823
Management fees 3,386
Special charges 14,433
Loss (gain) on disposal of assets 958
Other (1) 7,313
Adjusted EBITDA - non-GAAP $339,913
(1) Includes non-recurring charges related to facility consolidations, inventory write-down and other miscellaneous non-recurring costs.
Note Regarding Presentation of Non-GAAP Financial Measure
“Adjusted EBITDA” is defined as net income plus net interest expense, income taxes, depreciation and amortization, and income from discontinued operations, excluding certain non-recurring items.
Adjusted EBITDA excludes certain items that are also excluded for purposes of calculating required covenant ratios and compliance under the indentures governing Visant’s and its parent’s, Visant Holding
Corp.’s, outstanding notes and Visant’s senior secured credit facilities. As such, Adjusted EBITDA is a material component of these covenants. Non-compliance with the financial ratio maintenance covenants contained in Visant’s senior secured credit facilities could result in the requirement to immediately repay all amounts outstanding under such facilities, while non-compliance with the debt incurrence ratios contained in the indentures governing Visant’s and its parent’s notes would prohibit Visant and its restricted subsidiaries from being able to incur additional indebtedness other than pursuant to specified exceptions. Adjusted EBITDA is not a presentation made in accordance with generally accepted accounting principles in the United States of America (GAAP), is not a measure of financial condition or profitability, and should not be considered as an alternative to (a) net income (loss) determined in accordance with GAAP or (b) operating cash flows determined in accordance with
GAAP. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Because not all companies use identical calculations, this presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

20 Goldman Sachs Consumer/Retail Leveraged Finance Conference February 12, 2009 Visant Corporation